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                                                               EXHIBIT 10.8(a)




                               First Amendment to

                            The Foothill Group, Inc.

                     Supplemental Executive Retirement Plan

         The Foothill Group, Inc. Supplemental Executive Retirement Plan ("Plan"), is hereby amended as provided below:

         A.      Section 3.1 of the Plan is revised by redesigning paragraphs
(b) and (c) as (c) and (d), respectively, and by adding the following new paragraph (b) thereto:

                 (b) Notwithstanding the above, in the case of John F. Nickoll and Don L. Gevirtz, Paragraph (a) above shall be applied by--

                          (i) Substituting the number "two and four tenths of one percent (2.4%)" in place of the number "two percent (2%)" in the first sentence thereof; and

                          (ii) Substituting the number "twenty-five (25)" in place of the number "thirty (30)" in the second sentence thereof.

         B. This amendment will be effective retroactive to the effective date of the Plan, which was January 1, 1991.

         C. Except as provided above, all the provisions of the Plan shall remain in full force and effect.

                                        The Foothill Group, Inc.

                                        By:  _________________________

                                        Its: _________________________

                                        April 28, 1993